Citigroup Financial Services Conference William H. Rogers, Jr., Chairman and CEO, SunTrust Banks, Inc. March 5, 2013

2 Important Cautionary Statement About Forward-Looking Statements The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2012 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation may contain forward looking statements. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potential” or “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part I of our 10-K and in other periodic reports that we file with the SEC. Those factors include: our framework for managing risks may not be effective in mitigating risk and loss to us; as one of the largest lenders in the Southeast and Mid-Atlantic U.S. and a provider of financial products and services to consumers and businesses across the U.S., our financial results have been, and may continue to be, materially affected by general economic conditions, particularly unemployment levels and home prices in the U.S., and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; legislation and regulation, including the Dodd-Frank Act, as well as future legislation and/or regulation, could require us to change certain of our business practices, reduce our revenue, impose additional costs on us, or otherwise adversely affect our business operations and/or competitive position; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; loss of customer deposits and market illiquidity could increase our funding costs; we rely on the mortgage secondary market and GSEs for some of our liquidity; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we may have more credit risk and higher credit losses to the extent our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; a downgrade in the U.S. government's sovereign credit rating, or in the credit ratings of instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, could result in risks to us and general economic conditions that we are not able to predict; the failure of the European Union to stabilize the fiscal condition and creditworthiness of its weaker member economies could have international implications potentially impacting global financial institutions, the financial markets, and the economic recovery underway in the U.S.; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or as a result of certain breaches of our servicing agreements, and this could harm our liquidity, results of operations, and financial condition; financial difficulties or credit downgrades of mortgage and bond insurers may adversely affect our servicing and investment portfolios; we may face certain risks as a servicer of loans, or also may be terminated as a servicer or master servicer, be required to repurchase a mortgage loan or reimburse investors for credit losses on a mortgage loan, or incur costs, liabilities, fines and other sanctions if we fail to satisfy our servicing obligations, including our obligations with respect to mortgage loan foreclosure actions; we are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies and practices; our mortgage production and servicing revenue can be volatile; as a financial services company, changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity; changes in interest rates could also reduce the value of our MSRs and mortgages held for sale, reducing our earnings; changes which are being considered in the method for determining LIBOR may affect the value of debt securities and other financial obligations held or issued by SunTrust that are linked to LIBOR, or may affect the Company's financial condition or results of operations; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we might not pay dividends on your common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even from inadvertent or unintentional violations; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations, and they require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

3 An Attractive Franchise

4 • Concentrated in the more densely populated Southeast and Mid- Atlantic markets • 75% of MSAs in which SunTrust operates have better household income growth projections than the national average2 • Average projected population growth also exceeds the national average3 • We have sufficient scale – Top 3 Deposit Market Share rank in 76% of our Top 25 MSAs4 – Our Top 25 average market deposit share is 14%4 Darker shades represent more densely populated counties1 Franchise Overview 1. Source: SNL, based on 2010 population per square mile 2. Source: SNL Financial, based on five-year projected change, 2011-2016, excludes counties not in any MSA, at 2/26/2013 3. Source: SNL Financial, based on five-year projected change, 2011-2016, MSA + counties not in any MSA, at 2/26/2013 4. Source: SNL Financial, as of 6/30/2012 based on MSAs

5 Diverse Revenue Streams 4Q 12 Revenue (FTE) 4Q 12 Noninterest Income 24% 17% 12% 12% 11% 6% 6% 6% 4% 2% Mortgage Production Related Income Service Charges on Deposit Accounts Trust and Investment Management Income Other Charges and Fees Investment Banking Income Trading Income Retail Investment Services Card Fees Mortgage Servicing Related Income Other Noninterest Income 44% 56% Noninterest Income Net Interest Income

6 Diverse Business Mix Mortgage Banking Consumer Banking and Private Wealth Management Wholesale Banking 2012 Revenue Distribution¹ Consumer Banking and Private Wealth Management 45% Wholesale Banking 40% Mortgage Banking 12% Corporate Other 3% Retail 61% CRE 7% Other 11% Commercial Banking 20% Business Banking 18% Servicing 19% Other 2% 78% Production 1. FTE basis 2. Other LOB consists of institutional asset management, leasing, insurance premium financing and certain Treasury & Payment Solutions standalone client sub-segments Note: Totals may not foot due to rounding 2 Corporate & Investment Banking 44% Private Wealth Management 24% Consumer Lending 15%

7 Improving Momentum

8 $19.5 $16.6 $103.2 $109.7 2011 2012 High Cost Deposits Lower Cost Deposits $116.3 $122.9 2011 2012 $3.4 $1.9 4Q 11 4Q 12 Total Average Loans Balance Sheet Performance $122.7 $126.2 Favorable Average Deposit Trends Tier 1 Common to Record Level NPAs Substantially Down ($ in billions) 9.2% 10.0% 4Q 11 4Q 12

Income Statement Performance

($ in millions, except per share data)

EPS Increased Meaningfully



Impact from 3Q 12 Actions[1]
$3.59
$1.40
133%
$2.19
$0.94
2011
2012

Positive Operating Leverage, as Adjusted Revenue[2] Increased…



$2,063
10%
$2,277
4Q 11
4Q 12

…While Adjusted Expenses[2] Trended Lower



$1,570
4%
$1,510
4Q 11
4Q 12

Favorable Net Charge-off Trends Continued



Impact from Non-core items[3]
$472
41%
$398
$118
$280
1.57%
0.92%
4Q 11
4Q 12
Net Charge-Offs
Charge-Off Ratio excl Adjustment Items[4]

1. Reflects the $1.40 per share impact from the actions announced during the third quarter, including the accelerated termination of the agreements regarding The Coca-Cola Company stock; the moves to HFS of certain residential NPLs, CRE NPLs, student loans, and GNMA loans; the mortgage repurchase provision; the charitable contribution of The Coca-Cola Company shares; and the Affordable Housing write-down
2. Please refer to the appendix for Non-GAAP reconciliations
3. $118 million includes the $39 million and $79 million net charge-offs that were recognized, respectively, upon: a) the sale of $162 million of nonperforming loans and b) the reclassification to nonperforming status of $232 million of loans that were discharged from Chapter 7 bankruptcy
4. Excludes the $118 million in net charge-offs referenced above

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10 SunTrust Markets Are Improving Housing Has Shown Improved Performance Over Past Year¹ Employment Situation Improving Also² 1. Source: Case-Shiller. Reflects percentage change from December 2011 to December 2012 2. Source: US Department of Labor. Data is seasonally adjusted, and December 2012 is preliminary. Improvement from 3 years ago reflects December 2012 – December 2009 unemployment rates 3.3% 2.9% 2.1% 1.9% 1.7% 8.0% 7.6% 7.8% 8.6% 5.5% FL TN U.S. GA VA Improvement from 3 Yrs Ago Unemp. Rate 11% 10% 7% 7% 6% Miami Atlanta Tampa U.S. Composite D.C.

11 Strategic Priorities to Drive Future Growth

Strategic Priorities

Excellence in Execution

Building a Performance Driven Culture

Optimize Balance Sheet & Business Mix

- Continued loan portfolio diversification
  - Increased C&I and Consumer loans
  - Decreased residential real estate concentration
- Wholesale Banking growth
  - Ongoing momentum in Corporate & Investment Banking
  - Capitalize upon Commercial & Business Banking opportunity
  - Meaningfully grow Commercial Real Estate

Deepen Share of Wallet to Drive Market Share

- "Monetize" the loyalty we've built in Consumer Banking and Private Wealth Management
- Capitalize upon Mortgage Banking opportunities
  - Capacity additions, market share gains, HARP, Consumer Direct build-out, increased penetration of Consumer households

Improve Efficiency

- Ongoing actions to eliminate certain core operating costs
- Abatement of cyclically high costs
- Long-term target efficiency ratio of <60%

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Optimize the Balance Sheet and Business Mix

Decreases in Residential Real Estate and Increases in Commercial Categories Continue

Loan Portfolio at 12/31/09



Non Guaranteed Residential Mortgage + Home Equity 38%
C&I 39%
CRE + Construction 3 12%
Consumer 1 8%
Guaranteed 2 3%

Loan Portfolio at 12/31/12



Non Guaranteed Residential Mortgage + Home Equity 31%
C&I 44%
CRE + Construction 3 5%
Consumer 1 12%
Guaranteed2 8%

Future Direction of Loan Portfolio



Non Guaranteed Residential Mortgage + Home Equity ~25 – 30%
C&I ~45 – 50%
CRE + Construction 3 ~5 – 10%
Consumer 1 ~10 – 15%
Guaranteed2 ~5%

1. Consumer includes direct consumer loans (other than student guaranteed), consumer indirect loans and consumer credit cards
2. Guaranteed includes guaranteed student loans and guaranteed residential mortgages
3. Construction includes both commercial and residential construction

Note: Totals may not foot due to rounding

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14 $4,157 $5,970 $5,773 $1,675 $1,998 $2,348 $8,684 $10,058 $10,883 $546 $541 $605 2010 2011 2012 Student - Guaranteed Other Direct Indirect Credit Cards Optimize the Balance Sheet and Business Mix – Targeted Loan Growth Strong C&I Growth Consumer Loan Trends Also Improving ($ in millions, 4Q average balances) $43,855 $48,461 $52,628 2010 2011 2012 $15,061 $18,567 $19,609 NOTE: Totals may not foot due to rounding

15 Optimize the Balance Sheet and Business Mix – Wholesale Banking Poised For Growth Significant Business Momentum Diverse Client Mix1 …With Opportunity to Grow Commercial Real Estate Now Positioned for Loan Growth 1. Corporate and Investment Banking 2012 revenue by industry segment 2. Represents Commercial Banking client penetration, which is tracked by determining the percentage of clients that utilize 50% or more of the predetermined product categories 2011 2014 Goal Client Penetration Goal 2 ($ i n t h o u s a n d s ) $948 $1,479 2008 2012 Revenue Per FTE ($ i n b ill io n s ) $12.5 $9.7 $7.0 $5.7 $7.0 $5.4 $4.6 $4.5 $5.5 $4.3 $2.4 $1.1 2009 2010 2011 2012 CRE Average Loan Balances Excluding Special Assets Average Special Assets Division Loan Balances Markedly Improved Productivity 20% 14% 11% 11% 11% 10% 16% 7% Financial Svcs. & Technology Healthcare Industrials Consumer Retail Energy Media & Comm. Corp. Banking Other $827 $1,032 $1,165 $1,283 $1,521 2008 2009 2010 2011 2012 Revenue Corporate and Investment Banking Commercial and Business Banking Achieving Solid Profitability… ($ i n m ill io n s ) ($ i n m ill io n s ) $222 $234 $246 $261 2009 2010 2011 2012 Net Income

Deepen Share of Wallet to Drive Market Share – Consumer Banking and Private Wealth Management

SunTrust Client Loyalty

Client Segment Prioritization

- Determine Target Client Segments
- Prioritize Existing Clients First
- Align Resources

Sales Management

- Leverage Client Analytics
- Expand Client Planning
- Institutionalize Key Cross Segment Business Opportunities
- Increase Sales Productivity

Teammate Development

- Enhance Training and Development
- Recruit Top Talent
- Modify Goals and Incentive Programs

Solutions Enhancements

- Address Product Gaps
- Develop Total Solutions
- Understand Where Clients Want To Transact

SunTrust Client Loyalty vs. Peers[1]



#6
#3
#1
4Q 09
4Q 10
4Q 12

Expand the Breadth and Depth of Client Relationships

SIGNIFICANT SUNTRUST REVENUE OPPORTUNITY

1. Based upon a SunTrust measurement program in partnership with the Gallup organization. Rankings versus large and regional bank competitors in the SunTrust footprint

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Deepen Share of Wallet to Drive Market Share – Mortgage Banking Opportunity

Mortgage Gain on Sale is Contracting, But Opportunities Exist to Protect Volume

Significant HARP II Opportunity Remains[1]



Remaining opportunity is 3x greater than 2012 HARP II refinances
HARP II Closed Refis
Remaining HARP II Eligible Population

Increase Production Capacity; Expand Lower-Cost Consumer Direct Channel



3%
47%
25%
25%
8%
45%
29%
17%
2009
2012
Consumer Direct
Correspondent
Retail
Wholesale

Further Penetration of Consumer Banking Homeowner Households[2]



12%
~ 20%
Represents estimated peer best-in-class
Current % with STI Mortgage
Total % Opportunity

The Industry Challenges

- ↓ Gain on Sale
- ? Future Interest Rate Environment

SunTrust Opportunities

- HARP II
- Capacity additions
- Ongoing build-out of Consumer Direct channel
- Market share expansion
- Leverage data analytics
- SunTrust purchase market position
- Improving Southeast housing market
- Pricing discipline / differentiation
- Improved cross-sales

1. Based upon number of loans. Remaining HARP II eligible population reflects estimated HARP II eligible loans outstanding within our servicing book; not all of these borrowers will ultimately refinance their loans
2. Based upon in footprint homeowner households. Homeowner indicator is appended to SunTrust's client file using InfoGroup's Owner/Renter Status Model

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18 Improve Efficiency - Tangible Efficiency Ratio, Adjusted Basis1 Long-term Tangible Efficiency Ratio Target of <60%; Interim Goal of ~65% in 2013 1. Calculated on a tangible basis and excluding certain items that are material and potentially nonrecurring. The GAAP efficiency ratios for FY 2011, 1Q 12, 2Q 12, 3Q 12 and 4Q 12 were 72.5%, 69.5%, 68.8%, 44.9%, and 65.9%, respectively. Please refer to the appendix for the Non-GAAP reconciliations Elevated Due To Mortgage Repurchase Provision 72.2% 68.4% 68.3% 75.2% 66.0% ~65% 60.0% 2011 1Q 12 2Q 12 3Q 12 4Q 12 2013 Objective Long - Term Target

19 Improve Efficiency - Adopting to Changing Client Preferences …Which Enables Opportunities to Reduce Branch Costs Clients Increasingly Preferring Digital and Self-Service Channels… 100 368 4Q 10 4Q 12 Mobile App Sign-ons ATM Deposits 100 279 4Q 10 4Q 12 ----------- Index 4Q 10 = 100 ---------- 100 86 4Q 10 4Q 12 Branch Banking FTE ----------- Index 4Q 10 = 100 ---------- 1,659 1,616 1,580 4Q 11 4Q 12 1Q 13 Est. Number of Branches

Improve Efficiency – Core Operating Costs and Cyclically High Items

"Continuous Improvement" Mandate Resulting in Ongoing Opportunities

- Increased digitization (e.g. reduced statements / postage)
- Lower staffing levels
  - FTEs down by 9% since 3Q 11
    - Consumer realignment
    - Default management
    - Spans / layers
- Reduction in consulting expenses (e.g., Consent Order)
- Real estate needs being assessed / reduced
- Lean processes
- Pay for performance standards raised
- Incorporation of efficiency ratio into compensation plans

Credit-related Expenses and Operating Losses Declining


($ in millions)
$915
$377
$264
$211
$63
2011
$656
$277
$140
$173
$66
2012
+/- $50
$325
Estimated Normalized Level
Credit Services
Collection Services
Other Real Estate
Operating Losses

NOTE: Totals may not foot due to rounding

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21 SunTrust’s Advantageous Position Strategic Priorities to Drive Growth Improving Momentum Attractive Franchise • Leading market share • Strong population and income growth projected • Diverse revenue streams and business mix • Core earnings trends favorable in 2012 • NPLs and NCOs down significantly from their peaks • Southeast housing prices and employment improving • Balance sheet diversification • Wholesale Banking opportunities • Monetization of Consumer loyalty • Unique Mortgage Banking opportunities • Improving efficiency

Appendix

Reconciliation of Non-GAAP Measures

	4Q 11	1Q 12	2Q 12	3Q 12	4Q 12	2011	2012
Reported (GAAP) Basis							
Total Revenue - FTE	$2,047	$2,218	$2,246	$3,843	$2,291	$8,600	$10,598
Total Noninterest Expense	1,667	1,541	1,546	1,726	1,510	$6,234	$6,323
Amortization of Intangibles / Impairment of Goodwill	9	11	11	17	7	43	46
Efficiency Ratio	81.4%	69.5%	68.8%	44.9%	65.9%	72.5%	59.7%
Tangible Efficiency Ratio	81.0%	69.0%	68.3%	44.5%	65.6%	72.0%	59.2%
Adjusted Basis[1]							
Reported Revenue	$2,047	$2,218	$2,246	$3,843	$2,291	$8,600	$10,598
Adjustment Items:							
Securities Gains	19	18	14	1,941	-	117	1,974
3Q 12 Loss on Move to HFS of Student and Ginnie Mae Loans	-	-	-	(92)	-	-	(92)
Fair Market Value Adjustments	(13)	2	1	2	29	(17)	33
STI Debt Valuation	17	(16)	(1)	(41)	(21)	79	(79)
SunTrust Index-linked CDs (SILC)	0	(6)	(1)	(6)	(2)	10	(15)
Auction Rate Securities	0	(1)	-	4	3	16	5
Fair Value Adjustments	(1)	(1)	6	5	5	(10)	15
HARP 2.0 MSR Valuation Adjustment	(38)	-	-	-	-	(38)	-
Adjusted Revenue	$2,063	$2,223	$2,226	$2,030	$2,277	$8,441	$8,757
Reported Noninterest Expense	$1,667	$1,541	$1,546	$1,726	$1,510	$6,234	$6,323
Adjustment Items:							
Affordable Housing Write-down	10	-	-	96	-	10	96
Charitable Contribution of KO Shares	-	-	-	38	-	-	38
Real Estate Charge	-	-	-	17	-	-	17
Goodwill Impairment	-	-	-	7	-	-	7
(Gain) / Loss on Debt Extinguishment	-	-	13	2	-	(3)	15
Pension Curtailment, Net of 401 (k) Contribution	(60)	-	-	-	-	(60)	-
Severance	27	10	1	29	-	27	40
Potential Mortgage Servicing Settlement	120	-	-	-	-	120	-
Adjusted Expense	$1,570	$1,531	$1,532	$1,537	$1,510	$6,140	$6,111
Efficiency Ratio - Adjusted Basis	76.1%	68.9%	68.8%	75.7%	66.3%	72.7%	69.8%
Tangible Efficiency Ratio - Adjusted Basis	75.7%	68.4%	68.3%	75.2%	66.0%	72.2%	69.3%

1. Adjusted revenue and expenses are provided as they remove certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that may be more easily compared to other institutions

NOTE: Totals may not foot due to rounding

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